SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                   Date of Report
                   (Date of earliest
                   event reported):        August 26, 2003


Commission File        Name of Registrant, State of Incorporation, Address of             IRS Employer
    Numbers               Principal Executive Offices and Telephone Number            Identification Number
-----------------   -----------------------------------------------------------      -----------------------

        0-7831         JOURNAL COMMUNICATIONS, INC.                                           39-0382060
                       A Wisconsin corporation
                       333 West State Street
                       Milwaukee, Wisconsin 53202
                       (414) 224-2728

      333-105209       THE JOURNAL COMPANY                                                    20-0020198
      333-105210       A Wisconsin corporation
                       333 West State Street
                       Milwaukee, Wisconsin 53202
                       (414) 224-2728


This combined Form 8-K is separately filed by Journal Communications, Inc. and The Journal Company.

Item 8.   Change in Fiscal Year.
------    ---------------------

     On August 26, 2003, the Board of Directors of The Journal Company, a Wisconsin corporation (to be renamed Journal Communications, Inc.) (the "Company"), approved a change in the date of the Company's fiscal year end, beginning with fiscal 2004, from December 31 to a 52-53 week fiscal year ending on the last Sunday in December of each year. In addition, the Company will have four quarterly reporting periods, each consisting of thirteen weeks and ending on a Sunday, provided that once every six years, starting in 2006, the fourth quarterly reporting period will be fourteen weeks.

     The new fiscal year commences on January 1, 2004, immediately following the end of the old fiscal year (December 31, 2003). Accordingly, a transition report is not required to be filed.


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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                JOURNAL COMMUNICATIONS, INC.
                                THE JOURNAL COMPANY



Date:  September 10, 2003       By:  /s/ Mary Hill Leahy
                                     ---------------------------------
                                     Mary Hill Leahy
                                     Senior Vice President and
                                     General Counsel


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